UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ⌧                                                     Filed by a Party other than the Registrant ☐

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◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

⌧	Definitive Additional Materials

◻	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

This Schedule 14A filing consists of the following press release (the “Press Release”) from iBio, Inc., a Delaware corporation (the “Company”), relating to the Company’s Special Meeting of Stockholders to be held on December 9, 2021. The press release was disseminated on November 17, 2021. This Schedule 14A supplements the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2021 and the Definitive Additional Materials filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2021, November 9, 2021 and November 17, 2021.

Leading Independent Proxy Advisory Firm, Glass Lewis, Recommends iBio Shareholders Vote “FOR” All
Proposals Ahead of Annual Meeting

Bryan, Texas / November 17, 2021 / (GLOBE NEWSWIRE) / iBio, Inc. (NYSEA:IBIO) (“iBio” or the “Company”), a developer of next-generation biopharmaceuticals and pioneer of the sustainable, plant-based FastPharming Manufacturing System®, announced today that Glass Lewis and Co., LLC (“Glass Lewis”), a leading independent provider of proxy research and vote recommendations to the investment community, has recommended that the Company’s stockholders vote “FOR” all proposals put forth in the definitive proxy statement prior to its Annual Meeting of Stockholders to be held on December 9, 2021.

In recommending stockholders vote “FOR” Proposal 4, Glass Lewis noted1:

●	“We agree with the board that it is in the best interest of the Company to reduce the number of shares of common stock outstanding and thereby attempt to proportionally raise the per share price of the Company’s common stock.”
●	“A higher stock price may help to increase investor interest, attract and retain employees and improve the Company’s ability to raise additional capital through equity offerings.”

Tom Isett, Chairman & CEO of iBio, commented, “We greatly appreciate this third-party, independent recommendation from Glass Lewis. By approving all of the proposals on the agenda for the upcoming 2021 Annual Meeting, our shareholders will be helping us realize our vision of changing the biologic drug manufacturing paradigm with the FastPharming System and, as importantly, take advantage of the tremendous opportunities we see ahead for addressing major unmet medical needs in oncology, as well as fibrotic and infectious diseases.”

iBio urges stockholders to vote today to support our strategic growth plans. Your vote is important, no matter how many or few shares it represents.

If you have questions, or need assistance in voting your shares, please contact Okapi Partners at 1-844-203-3605 (toll-fee in the U.S. and Canada), or +1-212-297-0720 (international), or by email at info@okapipartners.com.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at iBio’s 2021 Annual Meeting of Stockholders. In connection with the proposals, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021. Shareholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s website at www.ibioinc.com under "SEC Filings" in the Investors section and on the Company’s EDGAR profile at www.sec.gov.

1 Permission to quote was neither sought nor obtained.

About iBio, Inc.

iBio is a developer of next-generation biopharmaceuticals and a pioneer in sustainable, plant-based biologics manufacturing. Its FastPharming System® combines vertical farming, automated hydroponics, and novel glycosylation technologies to rapidly deliver high-quality monoclonal antibodies, antigens, and other proteins. iBio is developing proprietary biopharmaceuticals for the treatment of cancers, as well as fibrotic and infectious diseases. The Company’s wholly-owned subsidiary, iBio CDMO LLC, provides FastPharming Contract Development and Manufacturing Services along with Glycaneering Development Services™ for advanced recombinant protein design. For more information, visit www.ibioinc.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the anticipated effects of stockholder approval of matters to be voted on at iBio’s 2021 annual meeting of stockholders (the "Annual Meeting"). While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to successfully hold its 2021 Annual Meeting, its ability to implement its development plans, its ability to obtain regulatory approvals for commercialization of its product candidates, including its COVID-19 vaccines or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to maintain its license agreement, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities and whether the Company will incur unforeseen expenses or liabilities or other market factors, successful compliance with governmental regulations applicable to its manufacturing facilities, competition, its ability to retain its key employees or maintain its NYSE American listing, its ability to increase its authorized shares, and the other factors discussed in the Company’s filings with the SEC including the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and the Company undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Contact:

Stephen Kilmer

iBio, Inc.

Investor Relations

(646) 274-3580

skilmer@ibioinc.com